FORM 8-K
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Current Report to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  October 31, 2003

HERITAGE OAKS BANCORP

(Exact name of registrant as specified in its charter)

California	000-25020	77-0388249
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

545 12th Street
Paso Robles, California 93446

Address of principal executive offices

(805) 239-5200

Registrant’s telephone number

Item 2.                                                           ACQUISITION OR DISPOSITION OF ASSETS

On June 11, 2003, Heritage Oaks Bancorp entered into an Agreement to Merge and Plan of Reorganization (the “Agreement”) with Hacienda Bank, as amended on August 8, 2003, pursuant to which, among other things, (i) Heritage Oaks Merger Corp will merge with and into Hacienda Bank, and (ii) Hacienda Bank will become a wholly-owned subsidiary of Heritage Oaks Bancorp. After the merger, Heritage Oaks Bancorp will be a two-bank holding company owning all of the shares of both Heritage Oaks Bank and Hacienda Bank.

In accordance with the terms of the Agreement, as amended, the merger was completed on October 31, 2003.  The shareholders of Hacienda who elected cash will receive cash for their shares based on a value of  $6.75 per share; those that elected stock will receive .5208 shares of Heritage Oaks Bancorp common stock for each share of Hacienda common stock, and those that elected for a combination of the two will receive the appropriate allocations of the elections made. The amount of cash and Heritage Oaks Bancorp common stock is subject to certain allocation procedures designed to ensure that at least 65% but not more than 75% of the total consideration paid to holders of Hacienda common stock is paid in Heritage Oaks Bancorp common stock. Since elections were made for more than the maximum stock amount, Hacienda shareholders who elected stock will have a pro-rata reduction in the amount of stock they receive and will receive cash for the difference.

In connection with the Agreement and the merger, Messrs. Mark Fugate and Alex Simas, current directors of Hacienda Bank’s board of directors, were added to the board of directors of Heritage Oaks Bancorp.

All information required by Item 2 of Form 8-K relating to the merger has previously been filed with the Securities and Exchange Commission.

The Press Release in connection with the closing is attached hereto as Exhibit 99.

Item 7.                                                           FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial Statements of Heritage Oaks Bancorp.

The Consolidated Financial Statements of Heritage Oaks Bancorp as of  December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 (incorporated by reference from Heritage Oaks Bancorp’s 10-K Report for the year ended December 31, 2002).

Exhibit Index page 5

The Consolidated Financial Statement of Heritage Oaks Bancorp as of  June 30, 2003 and 2002 for the three and six months ended June 30, 2003 and 2002 (incorporated by reference from Heritage Oaks Bancorp’s 10-Q Report for the year ending June 30, 2003;

The Financial Statements of Hacienda Bank as of (i) December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002, and (ii) June 30, 2003 and 2002 and for the three months and six months ended June 30, 2003 and 2002 (incorporated by reference from the Company’s Registration Statement on Form S-4 No. 333-107898, previously filed with the SEC).

(b)                     The Company and the Bank’s Pro-Forma Combined Financial Statements (unaudited) (incorporated by reference from the Company’s Registration  Statement on Form S-4 No. 333-107898, previously filed with the SEC).

(c)                      Exhibits

2                                          Agreement to Merge and Plan of Reorganization, dated June 11, 2003, Amendment to Agreement to Merge and Plan of Reorganization, dated August 8, 2003 (incorporated by reference from Appendix A to the Company’s Registration Statement on Form S-4 No. 333-107898, previously filed with the SEC).

23                                    Consent of Independent Accountants for Heritage Oaks Bancorp (incorporated by reference from Company’s Registration Statement on Form S-4 No. 333-107898, previously filed with the SEC).

99                                    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003

HERITAGE OAKS BANCORP

By:	/S/	LAWRENCE P. WARD
Lawrence P. Ward
President

By:	/S/ MARGARET TORRES
Margaret Torres
Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2

Agreement to Merge and Plan of Reorganization, dated Dated  June 11, 2003, Amendment to Agreement to Merge and Plan of Reorganization, dated August 8, 2003 (incorporated by reference from Appendix A to the Company’s Registration Statement on Form S-4 No.333-107898, previously filed with the SEC).*

23	Consent of Independent Accountants for Heritage Oaks Bancorp (incorporated by reference from Company’s Registration Statement on Form S-4 No 333-107898, previously filed with the SEC).*

99	Press Release in connection with the Merger

*previously filed